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                                                                 Exhibit 10.3

                                 PROMISSORY NOTE
                                 ---------------


$400,000                                                    New York, New York
                                                            May 15, 2000

      FOR VALUE RECEIVED, the undersigned, STEPHEN W. ELLIS ("Maker") and FSA Capital, Inc., a Delaware corporation ("Co-Maker"), hereby jointly and severally promise to pay to the order of HOTJOBS.COM, LTD., a Delaware corporation, or any subsequent holder or holders ("Holder") of this Promissory Note (this "Note"), at 406 West 31st Street, 9th Floor, New York, New York 10001, or at such other place as Holder may from time to time designate in writing, the principal sum of Four Hundred Thousand Dollars ($400,000), together with all accrued interest on such outstanding balance, in accordance with the terms and provisions of this Note.

1. PRINCIPAL AND INTEREST. Interest shall accrue on the unpaid principal balance of this Note from and after the date of this Note at an annual rate equal to six percent (6.0%), compounded monthly.

2. MATURITY. The entire unpaid principal balance of this Note, together with all accrued interest thereon, consisting in the aggregate of Four hundred twenty-four thousand six hundred seventy-one dollars and 12/100 ($424,671.12), shall be due and payable in full on May 15, 2001 (the "Maturity Date").

3. PAYMENTS. All payments by Maker or Co-Maker hereunder shall be applied (i) first to any amount due Holder pursuant to Paragraph 8 of this Note, (ii) then to the interest due and unpaid under this Note, and (iii) thereafter, to any principal owing under this Note.

4. PREPAYMENT. Maker or Co-Maker shall have the right to prepay, in part or in full, without penalty, this Note (together with all accrued interest to the date of prepayment on the amount of principal thus prepaid) at any time or times.

5. WAIVER REGARDING NOTICE. Maker and Co-Maker waive presentment, demand and presentation for payment, protest and notice of protest, and, except as otherwise specifically provided herein, any other notices of whatever kind or nature, bringing of suit and diligence in taking any action to collect any sums owing hereunder. From time to time, without in any way affecting the obligation of Maker or Co-Maker to pay the outstanding principal balance of this Note and any interest accrued thereon and fully to observe and perform the covenants and obligations of Maker and Co-Maker under this Note, without giving notice to, or obtaining the consent of, Maker or Co-Maker, and without any liability whatsoever on the part of Holder, Holder may, at its option, extend the time for payment of interest hereon and/or principal of this Note, reduce the payments hereunder, release anyone liable on this Note, accept a renewal of this Note, join in any extension or subordination, or exercise any right or election hereunder. No one or more of such actions shall constitute a novation or operate to release Maker or Co-Maker.

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6. EVENT OF DEFAULT. It shall constitute an "Event of Default" hereunder (i) for
Maker or Co-Maker to fail to make any required payment of principal and/or interest under this Note, or any other amount due and payable under this Note, on or before the date on which such payment is due under this Note, or (ii) for there to be an Event of Default under the Pledge and Security Agreement, dated as of the date hereof, among the Maker and the Holder (the "Pledge Agreement").

7. REMEDIES. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued interest thereon, reasonable attorneys' fees and all fees, charges, costs and expenses, if any, owed by Maker or Co-Maker to Holder of this Note, to become immediately due and payable in full by giving written notice to Maker or Co-Maker. Upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding sentence. The remedies of Holder of this Note as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of Holder.

8. EXPENSES OF COLLECTION. If this Note is referred to an attorney for collection, whether or not suit has been filed or any other action instituted or taken to enforce or collect under this Note, Maker or Co-Maker shall pay all of Holder's costs, fees (including reasonable attorneys' fees) and expenses in connection with such referral.

9. GOVERNING LAW. The provisions of this Note shall be governed and construed according to the laws of the State of New York, without giving effect to its conflicts of laws provisions, shall be binding upon Maker and Co-Maker, and shall inure to the benefit of Holder.

10. SECURITY. Payment of the indebtedness evidenced by this Note is secured by certain securities of Maker pledged to Holder pursuant to the Pledge Agreement.

11. NO WAIVER. Neither any course of dealing by Holder nor any failure or delay on its part to exercise any right, power or privilege hereunder shall operate as a waiver of any right or remedy of Holder hereunder unless said waiver is in writing and signed by Holder, and then only to the extent specifically set forth in said writing. A waiver as to one event shall not be construed as a continuing waiver by Holder or as a bar to or waiver of any right or remedy by Holder as to any subsequent event.


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12. MODIFICATION. This Note may not be modified orally, but only by an instrument in writing.

13.   NOTICES.

(a) All notices hereunder shall be in writing and shall either be hand delivered, with receipt therefor, or sent by Federal Express or similar courier, with receipt therefor, or by certified or registered mail, postage prepaid, return receipt requested, as follows:

            If to Maker:  Stephen W. Ellis

                          ---------------------------

                          ---------------------------

                          ---------------------------


            If to Co-Maker: FSA Capital, Inc.

                          ---------------------------

                          ---------------------------

                          ---------------------------
                          Attn:  Stephen W. Ellis

            If to Holder: HotJobs.com, Ltd.
                          406 West 31st Street, 9th Floor
                          New York, NY 10001
                          Attn: General Counsel

Notices shall be effective when received.

(b) Any of the foregoing persons may change the address to which notices are to be delivered to it hereunder by giving written notice to the others as provided in this Paragraph 13.

14. CAPTIONS. The captions herein are for convenience of reference only and in no way define or limit the scope or content of this Note or in any way affect its provisions.


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      IN WITNESS WHEREOF, Maker and Co-Maker have executed this Promissory Note on this 15th day of May, 2000.

WITNESS:                                  MAKER:
                                          ------



/s/ Richard S. Johnson                    /s/ Stephen W. Ellis
-----------------------                   ----------------------
                                          Stephen W. Ellis



                                          CO-MAKER
                                          --------

                                    FOR:  FSA Capital, Inc.


                                    By:  /s/ Stephen W. Ellis
                                         --------------------------
                                          Name:  Stephen W. Ellis
                                          Title:    President


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